SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                            (Amendment No. ________)

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ]    Preliminary Proxy Statement
     [X]    Definitive Proxy Statement
     [ ]    Definitive Additional Materials
     [ ]    Soliciting Material Pursuant to Section 240.14a-11(c)
            or Section 240.14a-12

                         Bryan Steam Corporation
               (Name of Registrant as Specified In Its Charter)

                         Bryan Steam Corporation
                    (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (Check the appropriate box):

     [X]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
            14a-6(j)(2).
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)  Title of each class of securities to which transaction applies:
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        2)  Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        4)  Proposed maximum aggregate value of transaction:

            * Set forth the amount on which the filing fee is calculated and state how it was determined.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1) Amount Previously Paid:
            2) Form, Schedule or Registration Statement No.:
            3) Filing Party:
            4) Date Filed:





                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     To the Shareholders:

        The annual meeting of shareholders of Bryan Steam Corporation will be held at the Inn at Loretto, Santa Fe, New Mexico, on Thursday, October 5, 1995 at 10:00 a.m. (local time) for the following purposes:

        (1)    to elect seven Directors for the ensuing year; and

        (2) to act upon such other matters as may properly come before the meeting.

        Shareholders of record as of the close of business on August 31, 1995 will be entitled to vote at the meeting and any adjournment thereof.

                              Kurt J. Krauskopf
                              Secretary




     Peru, Indiana; September 15, 1995

                                 PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bryan Steam Corporation, a New Mexico corporation (the "Company"), the mailing address of the principal executive offices of which is P.O. Box 27, Peru, Indiana 46970. This Proxy Statement and the enclosed proxy were mailed on or about September 15, 1995. The cost of soliciting proxies will be borne by the Company. A shareholder giving a proxy may revoke it at any time before it is exercised by giving the proxy holder written or oral notice of revocation.

              Voting at Meeting and Principal Holders of Securities

        The Company has outstanding 191,284 shares, all of one class and each entitled to one vote. Only shareholders of record on the books of the Company at the close of business on August 31, 1995 will be entitled to vote at the meeting.

        No person to the knowledge of Management is the beneficial owner of more than 5 percent of the outstanding voting stock of the Company except as shown in the following table. Each person shown below has sole voting and investment power with respect to the shares shown in the table, except as otherwise noted.


                                             Amount            Percent
          Name and Address of                         Beneficially      of
          Beneficial Owner                            Owned             Class

          Ina Mae Bryan Miller                        12,199            6.4
          R.R. #2
          Peru, IN 46970

          Robert Miller                               12,198            6.4
          R.R. #2
          Peru, IN 46970

          Bryan D. and Sharon L. Herd (1)             17,706            9.3
          1224 North Street
          Logansport, IN 46947

          Marilyn J. and Paul J. Malott (1)           17,723            9.3
          1500 Liberty Street
          Logansport, IN 46947

          Victor L. and Kristine S. Herd (1)          17,690            9.3
          4083 S.E. Honey Hill Lane
          Stuart, FL 34997

          Beverly Jo Bryan (2)                        11,591            6.1






          P.O. Box 50-1226
          Indianapolis, IN 46250-1226

          (1)  Shares held jointly with rights of survivorship.

          (2)  Includes 11,191 shares held jointly with children.



                              Election of Directors

          It is intended that shares represented by the proxies will be voted (unless otherwise directed) in favor of the election as Directors of the persons named below. Directors will be elected upon receipt of the affirmative vote of a majority of the votes represented, in person or by proxy, at the annual meeting, assuming a quorum is present. Abstentions and broker non-votes will be counted for purposes of determining the existence of a quorum but will not be counted as votes in favor of the election of any director. Each Director so elected will hold office until the next annual meeting and until his successor has been elected and qualified. The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve as a Director if elected, but, if any nominee should become unable or unwilling to serve, proxies will be voted for a substitute nominee designated by the Board of Directors.



                                                                                                       Shares
                                                                                                       Beneficially
                                                                                                       Owned as of
                                                 Principal Operation and                    Director   August 31,        Percent
         Name                         Age        Prior Business Experience                  Since      1995              of Class

         Harold V. Koch (1),(2)       73         Chairman of the Board since                1954       5,168             2.7
                                                 prior to 1990

         Albert J. Bishop (1),(3)     64         President and General Manager of           1986       2,380             1.2
                                                 the Company since prior to 1990

         G. N. Summers (4)            64         Owner of Insurance Agency since            1976          13             Less
                                                 prior to 1990                                                           than 1%

         Jack B. Jackson              66         Retired in 1993; theretofore bank          1979          30             Less
                                                 Chairman, Peru office, First of                                         than 1%
                                                 America Bank - Central Indiana
                                                 since 1992; theretofore Chairman,
                                                 President and CEO of First of America
                                                 Bank - Wabash Valley (Formerly






                                                 Wabash Valley Bank & Trust Company)
                                                 since prior to 1990

         James R. Lockhart, Jr. (4)   41         Vice President of Sales, Firestone         1985       3,085             1.6%
                                                 Building Products Company since
                                                 June 1992; theretofore, Management
                                                 and Marketing Consultant since 1991;
                                                 theretofore National Sales Manager,
                                                 Firestone Building Products Company
                                                 since prior to 1990

         Bryan D. Herd                52         Owner and President of Furniture           1991       17,706            9.3%
                                                 and Decorating business since prior
                                                 to 1990

         H. Jesse McVay               55         Vice President of Operations of            1994          171            Less
                                                 the Company since January 1993;                                         than 1%
                                                 theretofore Sales Manager
                                                 of the Company since prior to 1990

         All Directors and Officers as a group (9 persons)                                             28,668            15%


     (1)  Member of Executive Committee.

     (2) Includes 5 shares held directly by Mr. Koch's spouse and 5,163 shares held jointly with his spouse.

     (3) Includes 501 shares held directly by Mr. Bishop's spouse and 1,879 shares held jointly with his spouse.

     (4) The Company paid approximately $571,000 in fiscal year 1995 to cover premiums for various property, casualty, and workers' compensation insurance policies on which Mr. Summers' insurance agency received commission.

     (5)  Includes 3,060 shares held by Mr. Lockhart's spouse.



                             Meetings and Committees

          The Board of Directors held four meetings during the fiscal year ended June 30, 1995. The Board of Directors has no standing audit, nominating or compensation committees, nor does it have any other committee performing such functions. All of the directors, except Mr. Summers and Mr. Lockhart, attended all four meetings. Mr. Summers was present for three meetings and Mr. Lockhart attended two meetings.


                               Executive Officers

          Harold V. Koch, Albert J. Bishop, and H. Jesse McVay are Directors and Executive Officers of the Company. Kurt Krauskopf has been Secretary of the Company since January 1991 and was Treasurer of the Company from October 1984 to December 1992. Paul D. Donaldson has been Treasurer of the Company since January 1993.




                                 Other Business

          The proxies give discretionary authority to the proxy holders to act in accordance with their judgement on other matters which may be presented, and that is their intention. As of September 15, 1995, the Board of Directors was not aware that any matters not referred to in the form of proxy would be presented.

                           Remuneration of Management

          The following table shows the compensation paid by the Company for the services of Albert J. Bishop, the Company's chief executive officer and the only executive officer whose case compensation exceeded $100,000 during its fiscal year ended June 30, 1995. Non-monetary compensation of the chief executive officer did not exceed 10% of his aggregate cash compensation for the year.

          Name and                      Annual Compensation
                                        --------------------------
          Principal Position  Year      Salary        Bonus
          ------------------  ----      ------        ------

          Albert J. Bishop,   1995      $96,600       $21,462
          President           1994      $89,400       $31,960
                              1993      $82,200       $18,775


                            Remuneration of Directors

          Each non-employee director is paid $500 for each meeting of the Board of Directors, whether or not he attends.

                              Section 16 Reporting

          During the fiscal year ended June 30, 1995, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to Section 16(a) of the 1934 Act were complied with.

                Relationship with Independent Public Accountants

          The Management has selected Cassen Company, LLC, Certified Public Accountants, as its principal accountant for the current year. Cassen Company, LLC acted as the principal accountant for the fiscal year most recently completed. Representatives of Cassen Company, LLC are not expected to be present at the shareholders' meeting. Accordingly, such accountants will not have an opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions.

                              Shareholder Proposals

          Proposals of shareholders intended to be presented at the next annual meeting to be held in October, 1996, must be received by the Company at its principal offices for inclusion in the Proxy Statement and Proxy relating to that meeting no later than one hundred twenty days in advance of September 15, 1996.

                                  Annual Report

          The Annual Report of the Company for its fiscal year ended June 30, 1995 is being mailed to all shareholders with this Proxy
     Statement. The Annual Report is not a part of the proxy soliciting materials.


     September 15, 1995

                       By Order of the Board of Directors
                          Kurt J. Krauskopf, Secretary

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 OCTOBER 5, 1995

          The undersigned hereby appoints as his proxies, with power of substitution, HAROLD V. KOCH and ALBERT J. BISHOP, or either of them, to vote the shares of the undersigned in BRYAN STEAM CORPORATION at the Annual Meeting of its shareholders to be held on October 5, 1995, and at any adjournment of such meeting, on all matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement dated September 15, 1995, a copy of which, along with the Annual Report, has been received by the undersigned, as follows:

          (1)  Election of Directors

                    H. Koch, A. Bishop, H. J. McVay, G.
                    Summers, J. Jackson, J. Lockhart, Jr.,
                    B. Herd

               (a)  For all nominees listed above  [  ]
               (b)  To withhold authority for an individual nominee,
                    check this box and list name on line below   [  ]

          ____________________________________________________________

          (2) In their discretion on any other matter or matters which may properly come before such meeting or any adjournment thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES IDENTIFIED IN THE PROXY STATEMENT. IF ANY NOMINEE SHOULD BE UNABLE TO SERVE, THIS PROXY WILL BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS. THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE COMPANY. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE.

                                   Date ___________________, 1995


          ____________________________________________________________
                           (Signature of Shareholder)

          ____________________________________________________________
                            (Address of Shareholder)

                 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE
                      BOARD OF DIRECTORS OF THE CORPORATION